DISTRIBUTION FEE AGREEMENT

FOR

PENNSYLVANIA MUTUAL FUND

(FINANCIAL INTERMEDIARY CLASS)

        The Royce Fund, a Delaware business trust (the "Trust"), and Royce Fund Services, Inc., a New York corporation ("RFS"), hereby agree that as compensation for RFS' services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Financial Intermediary Class of Pennsylvania Mutual Fund, a series of the Trust (the "Financial Intermediary Class"), a fee, payable monthly, equal to .25% per annum of the Financial Intermediary Class' average net assets.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of November, 2001.

THE ROYCE FUND

Charles M. Royce
President

ROYCE FUND SERVICES, INC.

Charles M. Royce
Secretary

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE MICRO-CAP FUND

(FINANCIAL INTERMEDIARY CLASS)

        The Royce Fund, a Delaware business trust (the "Trust"), and Royce Fund Services, Inc., a New York corporation ("RFS"), hereby agree that as compensation for RFS' services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Financial Intermediary Class of Royce Micro-Cap Fund, a series of the Trust (the "Financial Intermediary Class"), a fee, payable monthly, equal to .25% per annum of the Financial Intermediary Class' average net assets.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of November, 2001.

THE ROYCE FUND

Charles M. Royce
President

ROYCE FUND SERVICES, INC.

Charles M. Royce
Secretary

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE TOTAL RETURN FUND

(FINANCIAL INTERMEDIARY CLASS)

        The Royce Fund, a Delaware business trust (the "Trust"), and Royce Fund Services, Inc., a New York corporation ("RFS"), hereby agree that as compensation for RFS' services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Financial Intermediary Class of Royce Total Return Fund, a series of the Trust (the "Financial Intermediary Class"), a fee, payable monthly, equal to .25% per annum of the Financial Intermediary Class' average net assets.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of November, 2001.

THE ROYCE FUND

Charles M. Royce
President

ROYCE FUND SERVICES, INC.

Charles M. Royce
Secretary

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE OPPORTUNITY FUND

(FINANCIAL INTERMEDIARY CLASS)

        The Royce Fund, a Delaware business trust (the "Trust"), and Royce Fund Services, Inc., a New York corporation ("RFS"), hereby agree that as compensation for RFS' services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Financial Intermediary Class of Royce Opportunity Fund, a series of the Trust (the "Financial Intermediary Class"), a fee, payable monthly, equal to .25% per annum of the Financial Intermediary Class' average net assets.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of November, 2001.

THE ROYCE FUND

Charles M. Royce
President

ROYCE FUND SERVICES, INC.

Charles M. Royce
Secretary

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE PREMIER FUND

(FINANCIAL INTERMEDIARY CLASS)

        The Royce Fund, a Delaware business trust (the "Trust"), and Royce Fund Services, Inc., a New York corporation ("RFS"), hereby agree that as compensation for RFS' services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Financial Intermediary Class of Royce Premier Fund, a series of the Trust (the "Financial Intermediary Class"), a fee, payable monthly, equal to .25% per annum of the Financial Intermediary Class' average net assets.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of November, 2001.

THE ROYCE FUND

Charles M. Royce
President

ROYCE FUND SERVICES, INC.

Charles M. Royce
Secretary

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE TRUST & GIFTSHARES FUND

(FINANCIAL INTERMEDIARY CLASS)

        The Royce Fund, a Delaware business trust (the "Trust"), and Royce Fund Services, Inc., a New York corporation ("RFS"), hereby agree that as compensation for RFS' services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Financial Intermediary Class of Royce Trust & GiftShares Fund, a series of the Trust (the "Financial Intermediary Class"), a fee, payable monthly, equal to .25% per annum of the Financial Intermediary Class' average net assets.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of November, 2001.

THE ROYCE FUND

Charles M. Royce
President

ROYCE FUND SERVICES, INC.

Charles M. Royce
Secretary